Exhibit 10.37

SUBORDINATED PROMISSORY NOTE

$32,500,000.00	November 21, 2007

FOR VALUE RECEIVED, FOREFRONT HOLDINGS, INC., a Florida corporation (the “Maker”), with its principal address at 835 Bill Jones Industrial Drive, Springfield, Tennessee 37172, unconditionally promises to pay to the order of STANFORD VENTURE CAPITAL HOLDINGS, INC. (the “Payee”), having an office at 6075 Poplar Avenue, Memphis, Tennessee 38119, the principal amount of THIRTY TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 ($32,500,000.00) DOLLARS, or so much thereof as the Payee advances to the Maker through the Maturity Date (as defined below), pursuant hereto, together with interest on the unpaid principal balance from time to time outstanding under this promissory note (this “Note”), at the rate of eight percent (8.00%) per annum, calculated on the basis of a 360-day year for the actual number of days elapsed from the date hereof through, until and including the time of the earlier of the (i) Maturity Date; or (ii) demand made during the continuation of an Event of Default, at which time the entire unpaid principal balance and all accrued and unpaid interest shall become due and payable.

The entire principal amount hereof, together with accrued and unpaid interest thereon (including any interest accruing at the Default Rate), shall be payable on the later of: (a) the date on which all amounts due to FCC, LLC, d/b/a First Capital (“FCC”) pursuant to that certain Loan and Security Agreement, dated as of October 15, 2004, as amended, restated or otherwise modified from time to time, by and among FCC, Forefront Group, Inc., Miller Golf Company, Forefront Burton, Inc. and Forefront Devant, Inc. are fully paid in cash and the FCC commitment to extend credit thereunder is terminated; or (ii) 18 months from the date hereof (the “Maturity Date”).

This Note is being issued pursuant to and in accordance with the terms and conditions of that certain Credit Agreement, dated as of the date hereof, by and between the Maker and the Payee (the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

All payments of interest and of principal shall be payable in lawful money of the United States of America in immediately available funds, without setoff, counterclaim or deduction of any kind. Each payment hereunder shall first be applied to accrued and unpaid interest and then in reduction of the outstanding principal balance, unless other costs and charges are payable pursuant to the terms of this Note, in which event, in Payee’s sole discretion, such costs and charges shall first be paid. This Note shall be construed and enforced in accordance with Florida law (the “Applicable Law”). This Note may be prepaid in whole or in part at any time without premium or penalty.

Maker agrees to pay all costs and expenses incurred by Payee, including reasonable attorneys’ fees and legal costs and expenses, in the negotiation and preparation of this Note as well as in collecting any sums due under this Note or in enforcing the terms and conditions of the Note, whether for services incurred in collection, litigation proceedings at pre-trial, trial and appellate levels, bankruptcy proceedings or otherwise.

Any notice, consent, approval or communication given pursuant to the provisions of this Note shall (except where otherwise permitted by this Note) be in writing and shall be (a) delivered by hand, (b) mailed by certified mail or registered mail, return receipt requested, postage prepaid, or (c) delivered by a nationally recognized overnight courier, U.S. Post Office Express Mail, or similar overnight courier which delivers only upon signed receipt of the addressee. The time of the giving of any notice shall be the time of receipt thereof by the addressee or any agent of the addressee, except that in the event the addressee or such agent of the addressee shall refuse to receive any notice given as above provided or there shall be no person available at the time of delivery thereof to receive such notice, the time of the giving of such notice shall be the time of such refusal or the time of such delivery, as the case may be. Such notices shall be given to the Maker and the Payee at the addresses provided herein.

Upon the occurrence of an Event of Default (as defined in the Credit Agreement), (a) the entire balance outstanding hereunder and all other obligations of Maker to the Payee (however acquired or evidenced) shall, at the option of Payee, become immediately due and payable, and/or (b) to the extent permitted by law, the rate of interest on the unpaid principal shall be increased at the Payee’s discretion up to the Default Rate. The provisions herein for a Default Rate and a delinquency charge shall not be deemed to extend the time for any payment hereunder or to constitute a “grace period” giving Maker a right to cure any default. At the Payee’s option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of this Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full.

The remedies of Payee as provided herein shall be cumulative and concurrent and may be pursued singly, successively, or together at the sole discretion of Payee and may be exercised as often as occasion therefore shall arise. The acceptance by Payee of any payment under this Note which is less than the amount then due or the acceptance of any amount after the due date thereof, shall not be deemed a waiver of any right or remedy available to Payee nor nullify the prior exercise of any such right or remedy by Payee. None of the terms or provisions of this Note may be waived, altered, modified or amended except by a written document executed by Payee and the Maker, and then only to the extent specifically recited therein. No course of dealing or conduct shall be effective to waive, alter, modify or amend any of the terms or provisions hereof. The failure or delay to exercise any right or remedy available to Payee shall not constitute a waiver of the right of the Payee to exercise the same or any other right or remedy available to Payee at that time or at any subsequent time.

Notwithstanding any provision of this Note, the Payee does not intend to charge and Maker shall not be required to pay any amount of interest or other charges in excess of the maximum rate permitted by Applicable Law as amended from time to time. Should any interest payment or other payment of the loan evidenced by this Note result in the computation or earning of interest in excess of the highest rate permissible under Applicable Law, then any and all such excess shall be and the same is hereby waived by Payee, and all such excess shall be credited by Payee against the unpaid principal balance of this Note or paid by Payee to Maker or to any parties liable for the repayment of the loan evidenced by this Note, in the sole discretion of Payee. It is the intent of the parties hereto that neither Maker, nor any parties liable for the repayment of the loan evidenced by this Note, shall be required to pay interest in excess of the highest rate permissible under Applicable Law as amended from time to time.

If any provision of this Note shall be deemed invalid, illegal or unenforceable under Applicable Law, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note and this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had not been contained herein.

To the fullest extent permitted by law, Maker and all sureties, endorsers and guarantors of this Note, if any, hereby: (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, and all other notice, filing of suit, and diligence in collecting this Note; (b) agree to the addition or release of any party or person primarily or secondarily liable hereon; (c) waive any right to immunity from any action or proceeding brought in connection with this Note or any instrument securing it and waive any immunity or exemption of any property, wherever located, from garnishment, levy, execution, seizure or attachment prior to or in execution of judgment, or sale under execution or other process for the collection of debts; (d) waive any right to interpose any setoff or counterclaim or to plead any statute of limitations as a defense in any such action or proceeding, and waive all statutory provisions and requirements for the benefit of Maker, now or hereafter in force; (e) agree that Payee shall not be required first to institute any suit or to exhaust its remedies against Maker or any other person or party liable hereunder in order to enforce payment for this Note; and (f) consent to any extension, rearrangement, renewal, or postponement of time of payment of this Note and to any other indulgency with respect thereto without notice, consent or consideration to any of them.

MAKER IRREVOCABLY AGREES THAT ANY ACTION OR PROCEEDING ARISING HEREUNDER OR RELATING HERETO THAT IS BROUGHT BY MAKER SHALL BE TRIED BY THE COURTS OF THE STATE OF FLORIDA SITTING IN MIAMI-DADE COUNTY, OR THE UNITED STATES DISTRICT COURTS SITTING THERE. MAKER IRREVOCABLY SUBMITS, IN ANY SUCH ACTION OR PROCEEDING THAT IS BROUGHT BY PAYEE, TO THE NON-EXCLUSIVE JURISDICTION OF EACH SUCH COURT, IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING, AND AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE UPON MAKER BY MAILING A COPY THEREOF TO MAKER AT THE ADDRESS SET FORTH HEREIN (AS WELL AS BY ANY OTHER LAWFUL METHOD).

PAYEE AND MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY AND TO BRING ANY ACTION IN THE NATURE OF A PERMISSIVE COUNTERCLAIM WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE ENTERING INTO THE LOAN TRANSACTION EVIDENCED BY THIS NOTE.

Dated and executed this 21st day of November, 2007.

MAKER:

FOREFRONT HOLDINGS, INC.

By:
Name:
Title:

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